                                                                    EXHIBIT 99.1

                               TABLE VI (1 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000

                                                                   GROSS
                                                                  LEASABLE                 ORIGINAL      CASH DOWN
                                     TYPE OF                       SPACE      DATE OF      MORTGAGE      PAYMENT-
OCCUPANT/GUARANTOR                  PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING      EQUITY
------------------                -------------   -------------   --------   ----------   -----------   -----------
Wal-Mart Stores, Inc. .........   Distribution    Greenfield,      82,620       2/10/95   $ 2,500,000   $ 1,278,781
                                  facility        Indiana
Applied Materials, Inc.........   Office/         Hayward,        355,000       2/16/95    45,000,000    30,100,322
                                  Manufacturing   California                   6/8/95 &
                                  facility                                      7/25/96
Q Clubs, Inc. .................   Health club     Austin, Texas    43,935        5/8/95     2,750,000     2,747,000
The Garden Companies...........   Manufacturing   Chattanooga,    242,317       6/20/95     3,500,000     3,475,000
                                  facility        Tennessee
Del Monte Foods, Inc. .........   Warehouses      Mendota,        239,850       11/9/95     6,250,000     4,453,200
                                  and special     Illinois;       210,000
                                  purpose         Plover,         274,750
                                  facility        Wisconsin;       11,165
                                                  Toppenish and
                                                  Yakima,
                                                  Washington
Applied Bioscience.............   Warehouse/      Austin, Texas   173,000      11/13/95     7,500,000     5,068,295
                                  office/research
                                  facility
Rheometric Scientific, Inc.....   Office/         Piscataway,     104,120     2/23/1996                   6,300,000
                                  Manufacturing   New Jersey
                                  facility
Telos Corporation..............   Office          Loudon          192,775     3/11/1996     6,250,000     5,897,000
                                  facility        County,
                                                  Virginia
Various tenants................   Research and    Newark,         162,220     3/28/1996     4,400,000     4,272,000
                                  development     Delaware
                                  facility
Q Clubs, Inc...................   Health club     Houston,         46,733     7/25/1996             0     6,180,000
                                                  Texas

                                    CONTRACT
                                 PURCHASE PRICE
                                      PLUS         OTHER CASH          OTHER
                                  ACQUISITION     EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                  FEES(1)         EXPENSED      EXPENDITURES(2)     OF PROPERTY
------------------               --------------   ------------   ------------------   -----------
Wal-Mart Stores, Inc. .........   $ 3,778,781          $0            $   12,921       $ 3,791,702
Applied Materials, Inc.........    75,100,322           0                     0        75,100,322
Q Clubs, Inc. .................     5,497,000           0                     0         5,497,000
The Garden Companies...........     6,975,000           0                     0         6,975,000
Del Monte Foods, Inc. .........    10,703,200           0              (159,903)       10,543,297
Applied Bioscience.............    12,568,295           0                27,856        12,596,151
Rheometric Scientific, Inc.....     6,300,000           0                 4,500         6,304,500
Telos Corporation..............    12,147,000           0                 5,500        12,152,500
Various tenants................     8,672,000           0                 7,421         8,679,421
Q Clubs, Inc...................     6,180,000           0                     0         6,180,000

                               TABLE VI (2 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000

                                                                       GROSS
                                                                      LEASABLE                ORIGINAL    CASH DOWN
                                         TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                      PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                    -------------   -------------   --------   ----------   ---------   ---------
Celadon Group, Inc.................   Distribution/   Indianapolis,    60,938     8/19/1996          0    6,801,000
                                      warehouse       Indiana
                                      facility
Spectrian Corporation..............   Office/         Sunnyvale,       81,318    11/19/1996   10,000,000  7,643,979
                                      research        California
                                      facility
Garden Ridge Corporation...........   Retail store    Tulsa,          141,284    12/16/1996   4,600,000   3,462,530
                                                      Oklahoma
Knogo North America, Inc...........   Office/         Hauppauge,       68,333    12/24/1996          0    4,925,000
                                      distribution    New York
                                      facility
Scott Companies, Inc...............   Office/         San Leandro,    270,000       1/23/97   10,300,000  7,610,000
                                      Research        California
                                      facility
Childtime Childcare, Inc...........   Childcare       Chandler,        71,378     1/29/1997   5,000,000   5,222,586
                                      Centers         Arizona
                                      (under          Fleming
                                      construction)   Island,
                                                      Florida
                                                      Sugar Land
                                                      and New
                                                      Territory,
                                                      Texas,
                                                      Ackworth,
                                                      Georgia
                                                      Silverdale,
                                                      Washington
                                                      Hauppauge, NY
                                                      Hampton, VA
                                                      Patchaque, NY
QMS, Inc. .........................   Office/         Mobile,         277,000     2/18/1997   5,900,000   7,974,346
                                      Research        Alabama
                                      Facility
The Bon-Ton Stores, Inc. ..........   Retail and      Allentown,      399,175      4/10/997   6,900,000   5,141,885
                                      Distribution    Pennsylvania
                                      facilities      Johnstown,       80,884
                                                      Pennsylvania
Silgan Containers Corporation......   Technology/     Manomonie and   228,381       6/13/97          0    12,500,435
                                      Manufacturing
                                      facilities      Oconomowoc,
                                                      Wisconsin

                                        CONTRACT
                                     PURCHASE PRICE
                                          PLUS         OTHER CASH          OTHER          TOTAL COST
                                      ACQUISITION     EXPENDITURES      CAPITALIZED           OF
OCCUPANT/GUARANTOR                      FEES(1)         EXPENSED      EXPENDITURES(2)      PROPERTY
------------------                   --------------   ------------   ------------------   ----------
Celadon Group, Inc.................     6,801,000          0                 40,000        6,841,000
Spectrian Corporation..............    17,643,979          0                  4,119       17,648,098
Garden Ridge Corporation...........     8,062,530          0                      0        8,062,530
Knogo North America, Inc...........     4,925,000          0                      0        4,925,000
Scott Companies, Inc...............    17,910,000          0                  5,356       17,915,356
Childtime Childcare, Inc...........    10,222,586          0               (181,525)      10,041,061
QMS, Inc. .........................    13,874,346          0                      0       13,874,346
The Bon-Ton Stores, Inc. ..........    12,041,885          0                      0       12,041,885
Silgan Containers Corporation......    12,500,435          0                      0       12,500,435

                               TABLE VI (3 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000

                                                                           GROSS
                                                                          LEASABLE                ORIGINAL    CASH DOWN
                                             TYPE OF                       SPACE      DATE OF     MORTGAGE    PAYMENT-
OCCUPANT/GUARANTOR                          PROPERTY        LOCATION      (SQ.FT.)    PURCHASE    FINANCING    EQUITY
------------------                        -------------   -------------   --------   ----------   ---------   ---------
Pagg Corporation.......................   Office/         Milford,        108,125      7/8/1997   3,200,000   2,349,738
                                          Research        Massachusetts
                                          facility
Vermont Teddy Bear Co..................   Office/         Shelburne,       55,446       7/18/97   3,311,509   2,552,365
                                          Manufacturing   Vermont
                                          facility
Texas Freezer Company, Inc. ...........   Warehouse/      Dallas, Texas   219,814       9/23/97   4,500,000   4,415,123
                                          Special
                                          Purpose
                                          facility
                                          (under
                                          construction)
BAE Systems, Inc. .....................   Research        San Diego,      123,200       9/23/97          0    19,692,382
                                          facility        California
Westell Technologies Inc...............   Office/         Aurora,         185,410       9/29/97          0    17,435,000
                                          Manufacturing   Illinois
                                          facility
Career Education Corporation...........   Administration/ Mendota         118,241      11/12/97          0    9,990,486
                                          Classroom       Heights,
                                          facility        Minnesota
Randall International, Inc. ...........   Office/         Carlsbad,                    11/26/97          0    7,587,578
                                          Manufacturing   California
                                          and
                                          Warehouse
                                          facility
                                          (under
                                          construction)
Perry Graphic Communications, Inc......   Printing        Baraboo and     895,356      12/16/97   11,000,000  8,109,948
                                          facilities      Waterloo,
                                                          Wisconsin
Compass Bank for Savings...............   Office/         Bourne,          21,606      12/30/97          0    1,820,000
                                          Banking         Sandwich and
                                          facilities      Wareham,
                                                          Massachusetts
Nutramax Products, Inc. ...............   Manufacturing/  Houston,        248,960     3/28/1998          0    7,323,953
                                          Distribution    Texas
                                          facilities

                                            CONTRACT
                                         PURCHASE PRICE
                                              PLUS         OTHER CASH         OTHER        TOTAL COST
                                          ACQUISITION     EXPENDITURES     CAPITALIZED         OF
OCCUPANT/GUARANTOR                          FEES(1)         EXPENSED     EXPENDITURES(2)    PROPERTY
------------------                       --------------   ------------   ---------------   ----------
Pagg Corporation.......................     5,549,738          0                    0       5,549,738
Vermont Teddy Bear Co..................     5,863,874          0                1,640       5,865,514
Texas Freezer Company, Inc. ...........     8,915,123          0             (397,221)      8,517,902
BAE Systems, Inc. .....................    19,692,382          0              446,911      20,139,293
Westell Technologies Inc...............    17,435,000          0               17,055      17,452,055
Career Education Corporation...........     9,990,486          0            2,788,170      12,778,656
Randall International, Inc. ...........     7,587,578          0             (211,446)      7,376,132
Perry Graphic Communications, Inc......    19,109,948          0                8,000      19,117,948
Compass Bank for Savings...............     1,820,000          0                    0       1,820,000
Nutramax Products, Inc. ...............     7,323,953          0              491,546       7,815,499

                               TABLE VI (4 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000

                                                                                        GROSS
                                                                                       LEASABLE                 ORIGINAL
                                                          TYPE OF                       SPACE      DATE OF      MORTGAGE
OCCUPANT/GUARANTOR                                       PROPERTY        LOCATION      (SQ.FT.)    PURCHASE     FINANCING
------------------                                     -------------   -------------   --------   ----------   -----------
Omnicom Group Inc...................................   Office          Playa Vista,    120,000       3/30/98    18,400,000
                                                       facilities      California
International Management Consulting, Inc. ..........   Office/Light    Asburn,          69,983       5/18/98             0
                                                       assembly        Virginia
                                                       facilities
Balance Care Corporation............................   Office          Mechanicburg,    42,000       6/23/98             0
                                                       facilities      Pennsylvania
Humco Holding Group.................................   Manufacturing/  Texarkana, TX   164,565      02/05/99     4,200,000
                                                       Warehouse       and Orem,
                                                       Facilities      Utah
PSC Scanning, Inc. .................................   Office/         Eugene,         110,665      05/12/99     5,500,000
                                                       Warehouse       Oregon
                                                       facility
Bolder Technologies Corporation.....................   Industrial/     Golden,         149,762       4/16/99     3,500,000
                                                       Manufacturing   Colorado
                                                       Facility
Gloystarne & Co., Limited...........................   Distribution/   Rotherdam,      120,000       12/8/99     4,202,000
                                                       Warehouse       South
                                                       Facility        Yorkshire,
                                                                       United
                                                                       Kingdom
Burlington Motor Carriers, Inc. ....................   Trucking        Daleville,      106,352       6/29/98             0
                                                       facility        Indiana
Best Buy, Inc. .....................................   Retail Store    Torrance,       102,470       7/28/98             0
                                                                       California
Metagenics, Inc. ...................................   Research and    San Clemente,    88,070       7/29/98             0
                                                       Development     California
                                                       facility
Benjamin Anshel Co..................................   Manufacturing   St. Louis,      154,760      11/24/98     3,100,000
                                                       facility        Missouri
Contraves Systems, L.P. ............................   Manufacturing   Pittsburgh,     146,103      12/28/98     4,225,000
                                                       facility        Pennsylvania
Production Resource Group L.L.C. ...................   Manufacturing/  Las Vegas,      192,032     12/29/98,     5,475,000
                                                       Distribution    Nevada;                       3/31/99
                                                       facilities      Burbank and                       and
                                                                       Los Angeles,                 10/15/99
                                                                       California
Consolidated Theaters L.L.C. .......................   Multiplex       Midlothian,      88,000       9/22/99     1,494,867
                                                       Motion          Virginia
                                                       Picture
                                                       Theater
Builders Supply & Lumber Co. Inc. ..................   Office/         Harrisburg,     112,000       6/29/99             0
                                                       Warehouse       North
                                                       facility        Carolina

                                                                        CONTRACT
                                                       CASH DOWN     PURCHASE PRICE     OTHER CASH          OTHER
                                                       PAYMENT-     PLUS ACQUISITION   EXPENDITURES      CAPITALIZED
OCCUPANT/GUARANTOR                                      EQUITY          FEES(1)          EXPENSED      EXPENDITURES(2)
------------------                                    -----------   ----------------   ------------   ------------------
Omnicom Group Inc...................................   4,125,000        22,525,000        51,631            (439,506)
International Management Consulting, Inc. ..........   6,780,363         6,780,363             0            (118,063)
Balance Care Corporation............................   4,885,974         4,885,974             0             (66,039)
Humco Holding Group.................................   3,548,691         7,748,691             0              95,633
PSC Scanning, Inc. .................................   3,217,278         8,717,278             0              23,136
Bolder Technologies Corporation.....................   3,120,942         6,620,942             0             214,936
Gloystarne & Co., Limited...........................   3,014,000         7,216,000             0             (14,116)
Burlington Motor Carriers, Inc. ....................   7,539,267         7,539,267             0                   0
Best Buy, Inc. .....................................  20,035,497        20,035,497             0                   0
Metagenics, Inc. ...................................  10,144,285        10,144,285             0                   0
Benjamin Anshel Co..................................   2,921,000         6,021,000             0                   0
Contraves Systems, L.P. ............................   2,581,283         6,806,283             0                   0
Production Resource Group L.L.C. ...................   6,648,455        12,123,455             0                   0
Consolidated Theaters L.L.C. .......................   5,687,937         7,182,804             0                   0
Builders Supply & Lumber Co. Inc. ..................   7,325,476         7,325,476             0                   0


                                                      TOTAL COST
OCCUPANT/GUARANTOR                                    OF PROPERTY
------------------                                    -----------
Omnicom Group Inc...................................   22,137,125
International Management Consulting, Inc. ..........    6,662,300
Balance Care Corporation............................    4,819,935
Humco Holding Group.................................    7,844,324
PSC Scanning, Inc. .................................    8,740,414
Bolder Technologies Corporation.....................    6,835,878
Gloystarne & Co., Limited...........................    7,201,884
Burlington Motor Carriers, Inc. ....................    7,539,267
Best Buy, Inc. .....................................   20,035,497
Metagenics, Inc. ...................................   10,144,285
Benjamin Anshel Co..................................    6,021,000
Contraves Systems, L.P. ............................    6,806,283
Production Resource Group L.L.C. ...................   12,123,455
Consolidated Theaters L.L.C. .......................    7,182,804
Builders Supply & Lumber Co. Inc. ..................    7,325,476

                               TABLE VI (5 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000

                                                                                         GROSS
                                                                                        LEASABLE                 ORIGINAL
                                                    TYPE OF                              SPACE      DATE OF      MORTGAGE
OCCUPANT/GUARANTOR                                  PROPERTY              LOCATION      (SQ.FT.)    PURCHASE     FINANCING
------------------                         --------------------------   -------------   --------   ----------   -----------
Amerix Corporation......................   Office/Research facility     Columbia,       159,577       11/1/99             0
                                                                        Maryland
Atrium Companies, Inc. .................   Industrial/Manufacturing     Dallas,         1,208,480    11/18/99             0
                                                                        Greenville
                                                                        and Wylie,
                                                                        Texas
Scott Companies, Inc. ..................   Industrial/Manufacturing     Gardenia,        87,693       7/19/99     3,000,000
                                           Facility                     California
Fitness Holdings, Inc. .................   Health Club                  Salt Lake        37,000      12/29/99             0
                                                                        City, Utah
West Union Corporation..................   Office/Research              Tempe, AZ       $16,922    01/12/2000     3,300,000
Barjan Products LLC.....................   Office/Warehouse             Rock Island,    241,950    02/03/2000
                                                                        IL
Stellex Technologies, Inc. .............   Industrial/Manufacturing     North           281,889    02/29/2000
                                                                        Amityville,
                                                                        NY; Valencia,
                                                                        CA
Applied Power, Inc. ....................   Manufacturing/Distribution   Morton, In;     803,101    05/30/2000
                                                                        Champlin, MN;
                                                                        Robinsville,
                                                                        NJ; Radford,
                                                                        VA; North
                                                                        Salt Lake
                                                                        City, UT
Langeveld International, Inc. ..........   Distribution/Warehouse       Lakewood, NJ    220,520    06/29/2000
Galyan's Trading Company................   Retail/Services              Kennesaw, GA;   401,252    06/29/2000    19,598,151
                                                                        Lenwood, KS;
                                                                        Plainfield,
                                                                        IN
Celestica, Inc. ........................   Manufacturing/Distribution   Rochester, MN   200,000    08/14/2000
PCS Health Systems, Inc. ...............   Office/Research              Scottsdale,     354,888    09/21/2000    24,700,000
                                                                        AZ
Amtech Systems Corporation..............   Industrial/Manufacturing     Albuquerque,     74,747    09/25/2000     3,500,000
                                                                        NM
US Home Corporation.....................   Office/Research              Houston, TX      52,144    09/26/2000
Buffets, Inc............................   Office/Research              Eagan, MN        99,342    09/28/2000    11,785,000
Earle M. Jorgensen Company..............   Distribution/Warehouse       Kansas City,    120,845    09/29/2000
                                                                        MO
Institutional Jobbers Company...........   Distribution/Warehouse       Johnson City,   411,417    10/06/2000    13,416,187
                                                                        TN; Valdosta,
                                                                        GA
Towne Air Freight, Inc. ................   Distribution/Warehouse       Elk Grove        48,672    10/30/2000     4,800,000
                                                                        Village, IL
Meridian Automotive Systems, Inc........   Industrial/Manufacturing     Salisbury, NC   333,830    11/16/2000
Newpark Resources, Inc..................   Office                       Lafayette, LA    34,893    12/01/2000
Rave Reviews Cinemas, LLC...............   Theater                      Pensacola,      112,020    12/07/2000
                                                                        FL; Port St.
                                                                        Lucie, FL
Bon-Ton Department Stores, Inc..........   Retail/Services              York, PA        301,337    12/27/2000

                                                            CONTRACT
                                           CASH DOWN     PURCHASE PRICE     OTHER CASH          OTHER
                                           PAYMENT-     PLUS ACQUISITION   EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                          EQUITY          FEES(1)          EXPENSED      EXPENDITURES(2)     OF PROPERTY
------------------                        -----------   ----------------   ------------   ------------------   -----------
Amerix Corporation......................  22,855,080        22,855,080             0              60,615        22,915,695

Atrium Companies, Inc. .................  20,879,118        20,879,118             0                   0        20,879,118

Scott Companies, Inc. ..................   3,282,723         6,282,723             0                   0         6,282,723

Fitness Holdings, Inc. .................   5,017,367         5,017,367             0                   0         5,017,367

West Union Corporation..................   2,197,382         5,497,382                            12,498         5,509,850
Barjan Products LLC.....................  10,444,545        10,444,545                            21,124        10,465,669

Stellex Technologies, Inc. .............  19,329,988        19,329,988                            17,904        19,347,892

Applied Power, Inc. ....................  29,424,084        29,424,064                            14,785        29,438,963

Langeveld International, Inc. ..........   8,638,743         8,638,743                                           8,638,743
Galyan's Trading Company................  13,732,159        33,430,320                           107,525        33,637,645

Celestica, Inc. ........................  21,570,681        21,570,681                                          21,570,681
PCS Health Systems, Inc. ...............  15,090,575        38,790,575                           224,342        40,014,917

Amtech Systems Corporation..............   2,625,654         8,125,654                             7,175         6,132,831

US Home Corporation.....................   7,329,843         7,329,843                                           7,329,843
Buffets, Inc............................   6,095,698        19,880,698                          (136,997)       19,744,901
Earle M. Jorgensen Company..............   6,439,790         6,439,790                            35,060         6,474,850

Institutional Jobbers Company...........   4,123,080        17,539,257                           271,809        17,811,076

Towne Air Freight, Inc. ................   3,472,207         8,272,207                                44         8,272,251

Meridian Automotive Systems, Inc........   7,653,496         7,853,498                                           7,653,498
Newpark Resources, Inc..................   3,664,921         3,664,921                                           3,664,921
Rave Reviews Cinemas, LLC...............  12,519,309        12,519,309                                          12,519,309

Bon-Ton Department Stores, Inc..........  12,041,885        12,041,885                                          12,041,885

                                                                                         GROSS
                                                                                        LEASABLE                 ORIGINAL
                                                    TYPE OF                              SPACE      DATE OF      MORTGAGE
OCCUPANT/GUARANTOR                                  PROPERTY              LOCATION      (SQ.FT.)    PURCHASE     FINANCING
------------------                         --------------------------   -------------   --------   ----------   -----------
Simpson Industries, Inc.................   Office/Research              Plymouth, MI     68,121    12/27/2000
24 Hour Fitness, Inc....................   Retail/Services              St. Charles,     38,432    12/28/2000     3,500,000
                                                                        MO
ISA International PLC...................   Office/Research              Bradford,        41,432    03/07/2000     4,101,000
                                                                        West
                                                                        Yorkshire,
                                                                        United
                                                                        Kingdom
UTI Holdings, Inc.......................   Technical Training           Glendale         38,143    09/29/2000
                                           Institute                    Heights, IL
Rave Reviews Cinemas, LLC...............   Theater                      Hickory          59,126    12/07/2000
                                                                        Creek, TX
Galyan's Trading Company................   Retail/Service               Fairfax, VA;    197,245    06/29/2000    16,588,859
                                                                        Lombard, IL
                                                                                                                -----------
                                                                                                                301,647,383

                                                            CONTRACT
                                           CASH DOWN     PURCHASE PRICE     OTHER CASH          OTHER
                                           PAYMENT-     PLUS ACQUISITION   EXPENDITURES      CAPITALIZED       TOTAL COST
OCCUPANT/GUARANTOR                          EQUITY          FEES(1)          EXPENSED      EXPENDITURES(2)     OF PROPERTY
------------------                        -----------   ----------------   ------------   ------------------   -----------
Simpson Industries, Inc.................  10,224,816        10,224,816                                          10,224,816
24 Hour Fitness, Inc....................   2,482,725         6,282,725                            36,150         6,320,675
ISA International PLC...................   2,036,000         6,137,000                           348,103         6,485,103
UTI Holdings, Inc.......................   3,376,963         3,376,963                                           3,376,963
Rave Reviews Cinemas, LLC...............   6,936,372         6,936,372                                           6,936,372
Galyan's Trading Company................   7,615,762        24,204,421                            57,241        24,261,962
                                          -----------      -----------        ------          ----------       -----------
                                          577,006,540      878,653,931        51,631           3,687,260       882,228,395

                               TABLE VI (6 OF 6)
                          ACQUISITION OF PROPERTIES BY
             CIP(R), CPA(R):12 & CPA(R):14 AS OF DECEMBER 31, 2000


                                                                          GROSS
                                                                         LEASABLE                 ORIGINAL      CASH DOWN
                                       TYPE OF                            SPACE      DATE OF      MORTGAGE       PAYMENT-
OCCUPANT/GUARANTOR                     PROPERTY            LOCATION      (SQ.FT.)    PURCHASE    FINANCING        EQUITY
------------------              ----------------------  ---------------  --------   ----------  ------------   ------------
Investment in CARDS LLC(3)
 The Upper Deck Company.......  50% interest in a       Carlsbad,        294,779    01/04/1996     7,500,000      5,327,225
                                limited liability       California
                                company which owns
                                Manufacturing/ Office
                                buildings
Investment in Delaware Chip
 LLC(4)
 Advanced Micro Devices,
 Inc. ........................  33.33% interest in a    Sunnyvale,       362,000    12/23/1998    22,750,000      9,012,653
                                limited liability       California
                                company which owns
                                Manufacturing
                                buildings
Investment in Gilbert Plastics
 LLC(5)
 Intesys Technologies.........  Manufacturing facility  Gilbert,         243,370      02/03/99    13,130,000     10,430,000
                                                        Arizona
Investment in Delaware Comp
 LLC(6)
 Compucom Systems, Inc. ......  Office/Research         Dallas, Texas    497,714      03/31/99    23,000,000     16,790,500
                                facility
Investment in Carey Norcross
 LLC(7)
 Checkfree Holdings
 Corporation..................  Office/Research         Norcross,        178,584      06/03/99    23,300,000     18,546,085
                                facility                Georgia
Investment in AFD (KV) LLC and
 AFD (MN) LLC (11)
 Ameriserve Food Distribution,
 Inc. ........................  Distribution/Warehouse  Burlington, New  706,369      08/18/99    32,000,000     20,176,459
                                facilities              Jersey;
                                                        Shawnee,
                                                        Kansas; Grand
                                                        Rapids,
                                                        Michigan; and
                                                        Manassas,
                                                        Virginia
Investment in BILL/MC 14
 LP(9)........................  90% interest in a       Houston, TX      140,000    12/27/2000     4,200,000      1,399,338
                                partnership which owns
                                a
                                Distribution/Warehouse
Investment in Holiday Inn
 Hotel in Toulouse,
 France(10)...................  85% interest in a       Toulouse,         42,000    10/21/2000                    5,561,445
                                joint venture which     France
                                owns a hotel
Investment in Rush IT
 LLC(11)......................  60 interest in a        Collenville, TN  390,380    12/08/2000    27,000,000     17,256,294
                                limited liability
                                company which owns an
                                office/research
                                facility

                                   CONTRACT
                                PURCHASE PRICE                     OTHER
                                     PLUS         OTHER CASH    CAPITALIZED
                                 ACQUISITION     EXPENDITURES   EXPENDITURES     TOTAL COST
OCCUPANT/GUARANTOR                 FEES(1)         EXPENSED         (2)         OF PROPERTY
------------------              --------------   ------------   ------------   --------------
Investment in CARDS LLC(3)
 The Upper Deck Company.......      12,827,225           0           88,183        12,915,408
Investment in Delaware Chip
 LLC(4)
 Advanced Micro Devices,
 Inc. ........................      31,762,653           0                0        31,762,653
Investment in Gilbert Plastics
 LLC(5)
 Intesys Technologies.........      23,560,000           0           48,341        23,608,341
Investment in Delaware Comp
 LLC(6)
 Compucom Systems, Inc. ......      39,790,500           0                0        39,790,500
Investment in Carey Norcross
 LLC(7)
 Checkfree Holdings
 Corporation..................      41,846,085           0                0        41,846,085
Investment in AFD (KV) LLC and
 AFD (MN) LLC (11)
 Ameriserve Food Distribution,
 Inc. ........................      52,176,459           0                0        52,176,459
Investment in BILL/MC 14
 LP(9)........................       6,599,336                      (44,216)        5,555,120
Investment in Holiday Inn
 Hotel in Toulouse,
 France(10)...................       5,561,445                                      5,561,445
Investment in Rush IT
 LLC(11)......................                                       23,706        44,280,000


                                                                          GROSS
                                                                         LEASABLE                 ORIGINAL      CASH DOWN
                                       TYPE OF                            SPACE      DATE OF      MORTGAGE       PAYMENT-
OCCUPANT/GUARANTOR                     PROPERTY            LOCATION      (SQ.FT.)    PURCHASE    FINANCING        EQUITY
------------------              ----------------------  ---------------  --------   ----------  ------------   ------------
Investment in Network (UT)
 LLC(12)......................  99.99% interest in a    Lindon, UT        86,221    12/27/2000                   13,160,792
                                limited liability
                                company which owns an
                                office/research
                                facility
                                                                                                ------------   ------------
                                                                                                 152,880,000    117,680,789
                                                                                                ------------   ------------
                                                                                                $454,527,383   $694,687,337
                                                                                                ============   ============

                                   CONTRACT
                                PURCHASE PRICE                     OTHER
                                     PLUS         OTHER CASH    CAPITALIZED
                                 ACQUISITION     EXPENDITURES   EXPENDITURES     TOTAL COST
OCCUPANT/GUARANTOR                 FEES(1)         EXPENSED         (2)         OF PROPERTY
------------------              --------------   ------------   ------------   --------------
Investment in Network (UT)
 LLC(12)......................      13,160,792                                     13,160,792
                                --------------     -------       ----------    --------------
                                   270,560,789           0          116,014       270,676,803
                                --------------     -------       ----------    --------------
                                $1,149,214,720     $51.631       $3,803,274    $1,152,905,198
                                ==============     =======       ==========    ==============

                                   FOOTNOTES

 (1) Consists of initial purchase price, for properties under construction this column consists of amounts funded to date.
 (2) Consists of cost of improvements subsequent to acquisitions and closing costs relating to the acquisition or properties such as the costs of appraisals and other closing costs such as attorneys' fees and accountants' fees and costs of title reports, transfer and recording taxes and title insurance. For properties under construction, interest on mortgages is capitalized rather than expensed and rentals received are recorded as a reduction of the basis in the properties.

 (3) CPA(R):12 has a 50% ownership in these properties. The remaining 50% is owned by CIP(R). CIP(R) and CPA(R):12 hold title to their respective interests as tenants-in-common.

 (4) CPA(R):12 has a 33.33% ownership in these properties. The remaining 66.67% is owned by CIP(R) and CPA(R):14. CIP(R), CPA(R):12 and CPA(R):14 hold title to their respective interests as tenants-in-common.
     All dollar figures shown reflect CPA(R):12's interest in the property.
 (5) CPA(R):12 and CPA(R):14 each have 50% ownership interests in this property as tenants-in-common. All dollar figures shown at 100%.
 (6) CIP(R), CPA(R):12 and CPA(R):14 each have a 33 1/3% ownership interest in this property as tenants-in-common. All dollar figures shown at 100%.

 (7) CPA(R):14 has a 50% ownership interest in this property. The remaining 50% interest is owned by W.P. Carey & Co. LLC, an affiliate.

 (8) CPA(R):12 and CPA(R):14 own 40% and 60% ownership interests, respectively, in these properties as tenants-in-common. All dollar figures shown at 100%.
 (9) CPA 14 has a 90% ownership interest in this property. The remaining 10% is owned by a non-affiliate. All dollar figures shown reflect CPA 14's interest in the property.
(10) CIP has a 65% ownership interest in this property. The remaining 35% is owned by a non-affiliate. All dollar figures reflect CIP's interest in the property.
(11) CPA 14 has a 60% ownership interest in this property. The remaining 40% is owned by WP Carey & Co. LLC, an affiliate. All dollar figures reflect CPA 14's interest in the property.
(12) CPA 14 has a 99.99% ownership interest in this property. The remaining .01% is owned by a non-affiliate. All dollar figures shown reflect CPA 14's interest in the property.

** Lanxide writedown not included